UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The executive officers of Equinix, Inc. (“Equinix”) have entered into written stock selling plans (the “Plans”) for asset diversification purposes in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended and Equinix’s Insider Trading Policy. Pursuant to the Plans, each executive officer will gradually liquidate a portion of his or her holdings in Equinix. Selling according to the Plans will commence in July 2007 and will continue for one year, unless sooner terminated. The maximum number of shares to be sold pursuant to the Plans does not constitute a significant portion of the officers’ overall holdings of Equinix’s stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: May 10, 2007	By:	/s/ Brandi Galvin Morandi
Brandi Galvin Morandi General Counsel